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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statements Nos. 333-41115, 333-41125, 333-41131, and 333-41135 of FARO Technologies, Inc.
on Form S- 8 of our report dated February 13, 1998, appearing in this Annual Report on Form 10-K/A of FARO Technologies, Inc. for the year ended December 31, 1997.




Deloitte & Touche LLP

Jacksonville, Florida
June 11, 1998